UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2017

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2017, The Dayton Power and Light Company (“DP&L”), a subsidiary of DPL Inc. (“DPL”), and its lenders entered into an amendment to DP&L’s Revolving Credit Agreement, dated as of July 31, 2015, among DP&L, the lenders party thereto, PNC Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, Fifth Third Bank, as Syndication Agent and an L/C Issuer, and Bank of America, N.A., as Documentation Agent and an L/C Issuer (the “Credit Agreement Amendment”) and an amendment to DP&L’s Bond Purchase and Covenant Agreement, dated as of August 1, 2015, among DP&L, SunTrust Bank, as Administrative Agent, and the several lenders party thereto (the “Bond Purchase and Covenants Agreement Amendment”). The Credit Agreement Amendment and the Bond Purchase and Covenants Agreement Amendment each modified the definition of Consolidated Net Worth in the relevant agreement (which is used for measuring the Total Debt to Total Capitalization ratio under the relevant agreement), to exclude, through March 31, 2018, non-cash charges related directly to impairments of coal generation assets in DP&L’s fiscal quarter ending December 31, 2016 and thereafter.

The Credit Agreement Amendment and the Bond Purchase and Covenants Agreement Amendment also changed, with respect to each agreement, the dates after the planned separation of DP&L’s generation business from its distribution and transmission business during which compliance with the total capitalization ratio shall be suspended if long-term indebtedness of DP&L, as determined by the PUCO, is less than or equal to $750.0 million. This time period for each agreement previously was January 1, 2017 to December 31, 2017. Following the effectiveness of the Credit Agreement Amendment and the Bond Purchase and Covenants Agreement Amendment, this time period is now the twelve months immediately subsequent to the separation of the generation assets from DP&L.

The foregoing descriptions of the terms of the Credit Agreement Amendment and the Bond Purchase and Covenants Agreement Amendment are qualified in their entirety by reference to the full text of such amendments, each which has been filed as an exhibit to DPL and DP&L’s combined Annual Report on Form 10-K for the year ended December 31, 2016, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1
Amendment to Bond Purchase and Covenants Agreement, dated as of February 21, 2017, among The Dayton Power and Light Company, SunTrust Bank, as Administrative Agent, and certain of the lenders party thereto (incorporated by reference to Exhibit 4(r) of DPL and DP&L’s combined Annual Report on Form 10-K for the year ended December 31, 2016).

Exhibit 10.1
Amendment to Credit Agreement, dated as of February 21, 2017, among The Dayton Power and Light Company, PNC Bank, National Association, as Administrative Agent and certain of the lenders party thereto (incorporated by reference to Exhibit 10(f) of DPL and DP&L’s combined Annual Report on Form 10-K for the year ended December 31, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 24, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: February 24, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary